UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2005

RITA Medical Systems, Inc.
(Exact name of registrant as specified in its charter)

000-30959
(Commission File Number)

California	94-3199149
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

46421 Landing Parkway
Fremont, CA 94538
(Address of principal executive offices, with zip code)

(510) 771-0400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Required FD Disclosure

On May 26, 2005, RITA Medical Systems, Inc. (the "Company") issued a press release, attached as Exhibit 99.1 to this Form 8-K and incorporated by reference herein, announcing that the Company acquired exclusive worldwide license rights to the Habib SealerTM resection device.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits:

99.1 Press Release of RITA Medical Systems, Inc. dated May 26, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITA MEDICAL SYSTEMS, INC.

Date: May 26, 2005	By:	/s/ Joseph DeVivo
Joseph DeVivo
President and Chief Executive Officer

RITA MEDICAL SYSTEMS, INC.

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release of RITA Medical Systems, Inc. dated May 26, 2005